NEW COVENANT FUNDS

New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund
(the "Funds")

Supplement dated July 9, 2018
to the Statement of Additional Information (the "SAI") dated October 28, 2017, as amended
January 18, 2018 and April 19, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

Effective May 31, 2018, Joan A. Binstock was no longer a member of the Board of Trustees (the "Board") of New Covenant Funds. Accordingly, all references to Ms. Binstock as a current member of the Board or any Committee thereof are hereby removed.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1171 (07/18)